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                                                                    Confidential
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Project Jaguar

PRESENTATION TO THE SPECIAL COMMITTEE

December 8, 1998








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                                                                  Project Jaguar
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Table of Contents
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I      TRANSACTION SUMMARY


II     OVERVIEW OF JAGUAR


III    JAGUAR VALUATION ANALYSIS


EXHIBITS


I      DESCRIPTION OF COMPARABLE COMPANIES


II     DISCOUNTED CASH FLOW ANALYSIS


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                                                                  Project Jaguar
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Transaction Summary









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PaineWebber Incorporated                                                       1


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                                                                  Project Jaguar
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Transaction Summary
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Summary

|_| Jaguar Inc. ("Jaguar" or the "Company") is a publicly-traded manufacturer and marketer of cigars and smokeless tobacco products.

|_| William Ziegler, III presently owns 200 shares of the issued and outstanding Class A Common Stock ("Class A") and 100% of the issued and outstanding Class B Common Stock ("Class B") thereby controlling 83% of the economic and 98% of the voting interest in Jaguar.

|_| The Company has received an offer from a new entity ("Newco") to enter into a merger agreement pursuant to which Newco would tender for all of the issued and outstanding Class A shares of the Company for a cash amount equal to $8.50 per share and concurrently exchange one Newco common share for each Class B share of the Company (the "Agreement").


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PaineWebber Incorporated                                                       2


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                                                                  Project Jaguar
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Transaction Summary
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Current Structure


William Ziegler, III       ---------------------          Public
     |
     |    82.9% of all             Direct owner of          |    17.1% of all
     |    classes of      <     28,100,000 Class B(1)       |    classes of
     |   Jaguar stock             & 200 Class A (2)         |    Jaguar stock
     |       |                                              |
     |       |___ |_| Represents 98% of the combined        |
     |                voting power of all Jaguar stock      |
     |                                                      |
     |--------------------   Jaguar   ----------------------|



Proposed Transaction


 Class A
 Shares
 (cash)    -------------------  Newco ----------------
 Class B  /|\            |             |            /|\
 Shares    |             |             |             |
 (Newco    |    Newco    |             |    Cash     |  Class A
 stock)    |Stock & Cash |             |             |  Shares
           |            \|/           \|/            |
        William Ziegler, III               Public
                  |                           |
                  |                           |
                  |___________________________|
                                |
                                |
                             Jaguar


Future Structure


                              William Ziegler, III
                                       |
                                       |
                                       |
                                     Newco
                                       |
                                       |
                                       |
                                     Jaguar

--------------
(1) Class B Common Stock entitles the holder to ten votes per share and is convertible into Class A Common Stock on a 1:1 basis. Total outstanding = 28,100,000.
(2) Class A Common Stock entitles the holder to one vote per share and has no conversion rights. Total outstanding=5,778,300.


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PaineWebber Incorporated                                                       3


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                                                                  Project Jaguar
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Transaction Summary
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Principal Terms

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The Transaction                           |_| Newco and Jaguar
                                              propose to enter into a Merger
                                              Agreement (the "Agreement")
                                              pursuant to which Newco will
                                              acquire the Class A Shares for
                                              $8.50 per share in cash and
                                              concurrently, Newco will exchange
                                              one Newco common share for each
                                              issued and outstanding Class B
                                              share (the "Transaction").

--------------------------------------------------------------------------------

The Tender Offer                          |_| Newco will make a tender offer to
                                              acquire 100% of the outstanding
                                              Class A shares for $8.50 per
                                              share in cash (the "Tender
                                              Offer").

--------------------------------------------------------------------------------

Significant Conditions                    |_| Approval by Jaguar's shareholders.
                                          |_| Approval by the Special Committee.
                                          |_| Receipt of all necessary legal and
                                              regulatory approvals.
                                          |_| Newco is able to obtain sufficient
                                              funds to consummate the
                                              Transaction.
--------------------------------------------------------------------------------


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PaineWebber Incorporated                                                       4


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                                                                  Project Jaguar
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Transaction Summary
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Implied Jaguar Valuation


Calculation of Transaction Value
-----------------------------------------------------------------------
(in millions, except per share data)
-----------------------------------------------------------------------
Offer Price Per Share                                   $  8.50
Jaguar Shares Outstanding (1)(2)                           33.9
                                                        -------
     Implied Value of Common                              288.0
Value of Options (Treasury Method) (3)                      0.0
                                                        -------
     Equity Value (EV)                                  $ 288.0
Plus:  Total Debt (1)                                     103.6
Less:  Cash and Equivalents (1)                            (1.4)
Less:  Unconsolidated Investments (1)                     (11.7)
                                                        -------
     Total Enterprise Value (TEV)                       $ 378.4
                                                        =======


Abbreviation Key
------------------------------------------------------------------------
Abbreviation      Explanation
------------------------------------------------------------------------
EV                Equity Value
TEV               Total Enterprise Value
EBITDA            Earnings before Interest expense, Income taxes,
                  Depreciation and Amortization
EBIT              Earnings before Interest expense and Income taxes
LTM               Latest Twelve Months


Implied Jaguar Transaction Multiples
------------------------------------------------------------------------
($ in millions)                          Measure          Multiple
------------------------------------------------------------------------
------------------------------------------------------------------------
TEV / LTM Revenue (4)                    $ 269.9            1.40x
TEV / LTM EBITDA (4)                        73.2             5.2
------------------------------------------------------------------------
------------------------------------------------------------------------
EV / LTM Net Income (4)(5)                  36.1             8.0
EV / 1998E Net Income (5)                   32.5             8.9
EV / 1999P Net Income                       34.0             8.5
------------------------------------------------------------------------


Implied Value of Class A Shares
------------------------------------------------------------------------
($ in millions, except per share data)
------------------------------------------------------------------------

Offer Price Per Share                                    $  8.50
Class A Shares Outstanding (1)                               5.8
                                                         -------
Implied Value                                            $  49.1
                                                         =======
------------------------------------------------------------------------

--------------
(1) As of September 30, 1998.
(2) Includes Class A and Class B shares.
(3) Based on 1,884,580 options outstanding at a weighted average price of $17.05.
(4) Latest twelve month period ended September 30, 1998. Excludes all non-recurring items.
(5) Excludes a one-time charge of $0.806 million pre-tax for closure of the COTABEX joint venture. Assumes 40% tax rate.


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PaineWebber Incorporated                                                       5


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                                                                  Project Jaguar
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Overview of Jaguar












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PaineWebber Incorporated                                                       6


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                                                                  Project Jaguar
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Overview of Jaguar
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Company Overview

|_| Founded in 1861, the Company is the leading manufacturer and marketer of cigars in the world, as measured by units sold. In December 1996, the Company completed an initial public offering of 6,000,000 shares of its Class A Common Stock at a price of $17.00 per share.

|_| The Company is the leading exporter of American made cigars with products available in over 70 countries worldwide.

|_| The Company has the largest sales organization in the cigar industry with a nationwide salesforce of approximately 250 people.

|_| The Company has begun consolidation of operations to eliminate over-capacity and reduce production costs by more efficient use of remaining production facilities.

|_| There are currently several health related lawsuits pending against the Company.

|_| The Federal Trade Commission ("FTC") has made several announcements which may effect the Company including an announcement in February requiring the Company to file a Special Report regarding its advertising and marketing expenditures in 1996 and 1997 and an announcement in April that the FTC is seeking health warning labels on cigars.


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PaineWebber Incorporated                                                       7


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                                                                  Project Jaguar
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Overview of Jaguar
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Product Lines and Market Share (1)

                                Jaguar

     Cigars                                       Smokeless Tabacco

Mass Market Large Cigars (26%)               Moist Snuff (5%)
     Swisher Sweets                            Silver Creek
     King Edward                               Redwood
Premium Cigars (6%)                          Loose Leaf Chewing Tobacco (8%)
     Bering                                    Mail Pouch
     Pleiades                                  Chattanooga Chew
Little Cigars (46%)                          Dry Snuff (33%)
     Swisher Sweets Little Cigars              Tops
     King Edward Little Cigars                 Navy



> With a market share of 26% in mass market large cigars and 46% in little cigars, the Company leads the mass market category for both large and little cigars, which represents an estimated 93% of all cigars sold in the United States.

--------------
(1) Market share information provided by the Company.


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PaineWebber Incorporated                                                       8


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Overview of Jaguar
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Composition of 1997 Revenues (1)

                                                  Smokeless
                  Cigars                           Tobacco
                    74%                               26%
         ____________|____________         ____________|____________
        |            |            |       |            |            |
     Premium       Mass         Mass    Moist         Dry       Loose Leaf
       13%        Market       Market   Snuff        Snuff        Chewing
                  Large        Little    46%          26%         Tobacco
                   74%           13%                                 28%



---------------
(1) Segment information provided by the Company.




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PaineWebber Incorporated                                                       9


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Overview of Jaguar
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Operating Results Overview (1)

Revenue (% Growth)


                               [GRAPHIC OMITTED]

EBITDA (% Margin)


                               [GRAPHIC OMITTED]


Net Income (% Margin)


                               [GRAPHIC OMITTED]


EPS (% Growth)


                               [GRAPHIC OMITTED]

--------------
(1)  Fiscal years ended December 31, Excludes all non-recurring items.



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PaineWebber Incorporated                                                      10


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Overview of Jaguar
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Relative Market Performance

Jaguar vs. S&P 500 & Tobacco Index (3) -- Latest Twelve Months (1)


                               [GRAPHIC OMITTED]



Jaguar vs. Peer Index (2) & Tobacco Index (3) -- Latest Twelve Months (1)


                               [GRAPHIC OMITTED]



> Over the last twelve months, Jaguar's stock price has underperformed the S&P 500 and has performed in line with its cigar and smokeless tobacco peers.

--------------
(1)  Latest twelve month period ended December 4, 1998.
(2) Peer Index is comprised of: Consolidated Cigar Holdings, Inc. and General Cigar Holdings, Inc.
(3) Tobacco Index is comprised of: Brooke Group Ltd., Phillip Morris Companies Inc., RJR Nabisco Holding Inc., and UST Inc.


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PaineWebber Incorporated                                                      11


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                                                                  Project Jaguar
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Overview of Jaguar
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Historical Market Performance

Daily Stock Price Performance Since IPO, December 18, 1996


                               [GRAPHIC OMITTED]



                                December 2, 1997
                            announce purchase of 50%
                          interest in SP Holding Inc.

                                February 5, 1998
                           Announce stock repurchase
                                    program

                                 April 13, 1998
                            FTC seeks warning labels
                                   on cigars

                                October 16, 1998
                               Announce earnings
                               through 3Q 1998 of
                             $0.75 vs $0.86 through
                                    3Q 1997

                                 Newco offer of
                                 $8.50 per share

Source: FactSet and Bloomberg.


Selected Jaguar Stock Prices
----------------------------------------------------------------------------------------------
                                                  Jaguar Price         Implied Premium (1)
----------------------------------------------------------------------------------------------
Current Price (12/4/98)                             $  6.50                   30.8%
----------------------------------------------------------------------------------------------
Average Prices:
         30 day prior                                  6.31                   34.7
         60 day prior                                  6.02                   41.2
         90 day prior                                  5.78                   46.9
----------------------------------------------------------------------------------------------
52 Week High (1/2/98)                                 17.63                  (51.8)
52 Week Low (10/12/98)                                 4.38                   94.3
----------------------------------------------------------------------------------------------


--------------
(1)  Based on $8.50 offer price per share.


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PaineWebber Incorporated                                                      12


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                                                                  Project Jaguar
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Overview of Jaguar
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Volume Traded

Percent of Total Volume Traded at Specified Prices -- Latest Twelve Months (1)


                               [GRAPHIC OMITTED]

    34.3%                        21.2% (2)                 44.5%
$4.00--$8.50                 $8.50--$13.00            $13.00--$17.50




Percent of Total Volume Traded at Specified Prices -- Latest Six Months (1)

                               [GRAPHIC OMITTED]

    98.8%                         1.2%                      0.0%
$4.00--$8.50                 $8.50--$13.00            $13.00--$17.50


> Over the last twelve and six months, approximately 34% and 99%, respectively, of Jaguar's shares have traded at or below $8.50 per share.

--------------
(1)  Latest twelve month and six month period ended December 4, 1998.
(2) Includes 221,700 shares of Class A Common Stock repurchased by the Company at $13.00 per share.


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PaineWebber Incorporated                                                      13


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                                                                  Project Jaguar
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Overview of Jaguar
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
Current Ownership Summary (1)

---------------------------------------------------------------------------------------------------
                                      Class A               Class B                 Voting
                                 Common Stock (2)       Common Stock (3)           Ownership
                                 ----------------       ----------------           ---------
                                  Shares       %         Shares       %         Votes         %
---------------------------------------------------------------------------------------------------
13F Institutions

Travelers Inc.                   1,205,995    20.9%          --      --        1,205,995      0.4%

Scudder Kemper Investors           670,800    11.6           --      --          670,800      0.2

Ruane Cunniff & Company            245,400     4.2           --      --          245,400      0.1

Massachusetts Financial            210,000     3.6           --      --          210,000      0.1
Services

Putnam Investment Management       209,000     3.6           --      --          209,000      0.1

Others                             687,813    11.9           --      --          687,813      0.2
                               -----------   -----    -----------   -----    -----------    -----

   Total                         3,229,008    55.9%          --      --        3,229,008      1.1%


Corporate Insiders

William Ziegler, III (4)               200     0.0%    28,100,000   100.0%   281,000,200     98.0%

Others                              23,500     0.4           --      --           23,500      0.0
                               -----------   -----    -----------   -----    -----------    -----

   Total                            23,700     0.4%    28,100,000   100.0%   281,023,200     98.0%

Other Shareholders               2,525,592    43.7%          --      --        2,525,592      0.9%
                               -----------   -----    -----------   -----    -----------    -----

   Total Shareholders            5,778,300   100.0%    28,100,000   100.0%   286,778,300    100.0%
                               ===========   =====    ===========   =====    ===========    =====
---------------------------------------------------------------------------------------------------


Class A Share Ownership

                               [GRAPHIC OMITTED]

                                   Pie Chart



Voting Ownership

                                [GRAPHIC OMITTED]

                                   Pie Chart

--------------
(1) Source: CDS/Spectrum Shareholder Profile dated November 9, 1998 and Company proxy dated March 30, 1998.
(2) Class A Common Stock entitles the holder to one vote per share and has no conversion rights.
(3) Class B Common Stock entitles the holder to ten votes per share and is convertible into Class A Common Stock on a 1:1 basis.
(4)  Jaguar Chief Executive Officer.

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PaineWebber Incorporated                                                      14
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Jaguar Valuation Analysis











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PaineWebber Incorporated                                                      15


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                                                                  Project Jaguar
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

Valuation Methodology Overview

------------------------------------------------------------------------------------------------------------------------------------
                                                       | |   Analyzes the current public market value and trading multiples of
Comparable Public Company Analysis....................       selected cigar companies to obtain an implied stock price for Jaguar.
------------------------------------------------------------------------------------------------------------------------------------
                                                       | |   Analyzes the present value of the projected after-tax free cash flows
Discounted Cash Flow Analysis.........................       of Jaguar, as estimated by Company management, utilizing a range of discount rates and terminal value methodologies.
------------------------------------------------------------------------------------------------------------------------------------
                                                       | |   Analyzes the historical stock price premiums paid for selected
Minority Interest Buyout Analysis.....................       minority interest buyouts.
------------------------------------------------------------------------------------------------------------------------------------
                                                       | |   Calculates the implied present value share price based on projected
Implied Share Price Based on Projected................       earnings per share and the range of forward price to earnings multiples
Earnings Per Share
------------------------------------------------------------------------------------------------------------------------------------
                                                       | |   Analyzes the potential shareholder value implications of a debt
Leveraged Recapitalization Analysis...................       financed special dividend.
------------------------------------------------------------------------------------------------------------------------------------


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PaineWebber Incorporated                                                      16


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                                                                  Project Jaguar
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Jaguar Valuation Analysis

--------------------------------------------------------------------------------

Summary of Valuation Parameters

Equity Value Per Share Valuation Range


                              (Graphic Depicting)


(Initial Newco offer at $8.50 per share)



Comparable Public Company Analysis      $8.00 - $10.50 Price per Share

Discounted Cash Flow Analysis           $9.50 - $11.00 Price per Share

Minority Interest Buyout Analysis       $8.00 - $ 9.00 Price per Share

Implied Share Price Based on
   Projected Earnings Per Share         $8.00 - $10.00 Price per Share

Leveraged Recapitalization Analysis     $9.50 - $11.50 Price per Share




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PaineWebber Incorporated                                                      17


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                                                                  Project Jaguar
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Jaguar Valuation Analysis
-------------------------------------------------------------------------------

Implied Multiple Analysis (1)
-------------------------------------------------------------------------------
($ in millions, except per share data)

                                                 Offer Price                         Purchase Price Per Share
                                                              --------------------------------------------------------------------
                                      Variables      $8.50    $8.75        $9.00         $9.25      $9.50       $9.75      $10.00
----------------------------------------------------------------------------------------------------------------------------------
Premium Over Initial Offer Price                                 2.9%        5.9%         8.8%       11.8%       14.7%       17.6%
----------------------------------------------------------------------------------------------------------------------------------
Equity Market Value (EV)                            $288.0    $296.4      $304.9       $313.4      $321.8      $330.3      $338.8
Total Enterprise Value (TEV)                         378.4     386.9       395.4        403.9       412.3       420.8       429.3
----------------------------------------------------------------------------------------------------------------------------------
TEV/LTM Revenue (2)                    $269.9         1.40x     1.43x       1.46x        1.50x       1.53x       1.56x       1.59x
TEV/1998E Revenue                       266.8         1.42      1.45        1.48         1.51        1.55        1.58        1.61
TEV/1999P Revenue                       289.3         1.31      1.34        1.37         1.40        1.43        1.45        1.48
TEV/2000P Revenue                       299.2         1.26      1.29        1.32         1.35        1.38        1.41        1.43
----------------------------------------------------------------------------------------------------------------------------------
TEV/LTM EBITDA (2)                     $ 73.2          5.2x      5.3x        5.4x         5.5x        5.6x        5.7x        5.9x
TEV/1998E EBITDA                         66.3          5.7       5.8         6.0          6.1         6.2         6.3         6.5
TEV/1999P EBITDA                         67.4          5.6       5.7         5.9          6.0         6.1         6.2         6.4
TEV/2000P EBITDA                         70.9          5.3       5.5         5.6          5.7         5.8         5.9         6.1
----------------------------------------------------------------------------------------------------------------------------------
Equity Value per Share/LTM EPS (2)(3)  $ 1.06          8.0x      8.3x        8.5x         8.7x        8.9x        9.2x        9.4x
Equity Value per Share/1998E EPS (3)     0.96          8.9       9.1         9.4          9.7         9.9        10.2        10.4
Equity Value per Share/1999P EPS         1.00          8.5       8.8         9.0          9.3         9.5         9.8        10.0
Equity Value per Share/2000P EPS         1.11          7.7       7.9         8.1          8.3         8.6         8.8         9.0
----------------------------------------------------------------------------------------------------------------------------------

--------------
(1) Estimated and projected variables are based on the Company's forecasts. Excludes all non-recurring items.
(2) Latest twelve month period ended September 30, 1998.
(3) Excludes a one-time charge of $0.806 million pre-tax for closure of the COTABEX joint venture. Assumes 40% tax rate.


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PaineWebber Incorporated                                                      18


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Jaguar Valuation Analysis

History of Analysts' Estimates

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Analysts EPS Estimates
                                    ------------------------------------------------------------------------------- 3-5 Year Est.
Analyst's Firm                         1997          1998           1999          2000            2001       2002    EPS Growth
----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
Report Dated - 3/27/97                $1.10        $1.45           $1.84          $2.22           $2.61                 24.8%
Report Dated - 4/18/97                 1.15         1.55            2.00           2.43            2.85                 24.8
Report Dated - 7/18/97                 1.15         1.56            2.01           2.43            2.86                 25.0
Report Dated - 12/1/97                 1.15         1.50                                                                25.0
Report Dated - 2/9/98                               1.50            1.85           2.16            2.49                 25.0
Report Dated - 3/11/98                              1.60            1.75                                                25.0
Report Dated - 5/19/98                              1.03            1.15           1.33            1.52                 25.0
Report Dated - 8/4/98                               1.05            1.15           1.34            1.54                 10.0

----------------------------------------------------------------------------------------------------------------------------------
Wheat First Union
Report Dated - 2/27/97                $1.10        $1.45                                                                30.0%
Report Dated - 4/30/97                 1.15         1.50                                                                30.0
Report Dated - 8/25/97                 1.15         1.50                                                                30.0
Report Dated - 1/9/98                  1.15         1.50                                                                30.0
Report Dated - 2/6/98                               1.50           $1.85                                                30.0
Report Dated - 7/23/98                              1.02            1.15                                                10.0
Report Dated - 10/19/98                             1.02            1.15                                                 8.0

----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter
Report Dated - 7/17/97                $1.15        $1.50                                                                25.0%
Report Dated - 2/12/98                              1.50           $1.80          $2.15           $2.40                 25.0
Report Dated - 7/27/98                              1.08            1.20           1.33            1.45     $1.60        8.0
Report Dated - 7/30/98                              1.08            1.20           1.35            1.50      1.65        8.0
Report Dated - 8/27/98                              1.08            1.20           1.33            1.45      1.60        8.0
Report Dated - 10/28/98                             1.05            1.15           1.25            1.40      1.50        8.0
----------------------------------------------------------------------------------------------------------------------------------
Jaguar's Actual/Projected EPS (1)     $1.15A       $0.94E          $1.00P         $1.11P          $1.22P    $1.33P       9.0% (2)
Consensus EPS estimate                 1.15         1.04            1.15           1.24
Difference (%)                           --         10.6%           15.0%          11.7%
----------------------------------------------------------------------------------------------------------------------------------

--------------
(1) Management's 1998E EPS figure includes the effects of a one-time charge of $0.806 million for closure of the COTABEX joint venture.
(2) Four year compound annual growth rate of Jaguar's forecast earnings per share.

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PaineWebber Incorporated                                                      19


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                                                                  Project Jaguar
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Jaguar Valuation Analysis
--------------------------------------------------------------------------------
Consensus First Call Earnings Estimates

Jaguar                                          Consolidated Cigar Holdings Inc.
[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]


General Cigar Holdings, Inc.
[GRAPHIC OMITTED]


Source: FactSet.



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PaineWebber Incorporated                                                      20


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                                                                  Project Jaguar
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Jaguar Valuation Analysis
--------------------------------------------------------------------------------
Consensus First Call Long Term EPS Growth Rates

Jaguar                                          Consolidated Cigar Holdings Inc.
[GRAPHIC OMITTED]                               [GRAPHIC OMITTED]


General Cigar Holdings, Inc.
[GRAPHIC OMITTED]



Source: FactSet.


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PaineWebber Incorporated                                                      21


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                                                                  Project Jaguar
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Jaguar Valuation Analysis


Historical PEG Ratio Analysis
---------------------------------------------------------------------------------------------------------------------------------
                                   Jaguar                   Consolidated Cigar Holdings Inc.      General Cigar Holding, Inc.
                       -------------------------------      --------------------------------     ------------------------------
                                   Growth         PEG                    Growth         PEG                 Growth         PEG
                       P/E          Rate         Ratio       P/E          Rate         Ratio     P/E         Rate         Ratio
---------------------------------------------------------------------------------------------------------------------------------
April 1997              10.6x         25.0%        42.0%      10.9x        25.0%         43.0%     --           --           --
May                     12.3          25.0         49.0       13.9         25.0          55.0     21.1x        30.0%        70.0%
June                    11.6          27.0         43.0       12.5         25.0          50.0     20.7         30.0         69.0
July                    10.7          27.0         40.0       13.1         25.0          52.0     17.3         30.0         58.0
August                  10.4          28.5         37.0       14.2         25.0          57.0     15.5         30.0         51.0
September               12.1          30.0         40.0       17.2         25.0          69.0     20.6         30.0         69.0
October                 13.4          30.0         45.0       16.2         25.0          65.0     18.7         30.0         62.0
November                10.5          30.0         35.0       11.4         25.0          46.0     14.8         30.0         49.0
December                11.5          25.0         46.0       11.4         25.0          46.0     13.5         27.5         49.0
---------------------------------------------------------------------------------------------------------------------------------
January 1998             9.8x         27.5%        36.0%      10.0x        27.5%         36.0%    11.1x        29.5%        38.0%
February                 9.5          27.5         35.0       10.0         27.5          36.0     10.1         29.5         34.0
March                    9.9          27.5         36.0        7.7         27.5          28.0      9.3         29.5         31.0
April                    9.8          22.5         42.0        6.7         25.0          27.0      8.4         22.0         38.0
May                      8.4          14.0         60.0        6.7         12.0          56.0      7.7         20.3         38.0
June                     7.6          14.0         54.0        8.1          6.5         125.0      7.8         19.3         41.0
July                     6.1           8.0         76.0        6.5          6.5         100.0      6.4         10.5         61.0
August                   5.7           8.0         71.0        5.0          6.5          77.0      5.5          8.0         69.0
September                5.7           8.0         71.0        6.7         10.0          67.0      6.5          8.0         81.0
October                  6.5           8.0         81.0        7.8         10.0          78.0      9.8          8.0        122.0
November                 6.0           8.0         75.0        8.8         10.0          88.0     11.3          6.0        188.0
---------------------------------------------------------------------------------------------------------------------------------

Source: FactSet.

> As 1998 has progressed the growth rates have declined and price earning multiples have contracted; the PEG ratios have also begun to stabilize across the industry.

> Over the last six months the fluctuations in General Cigar's and Consolidated Cigar's PEG ratios are in response to company specific factors.

> As the analyst's growth rates stabilize and uncertainties in the industry become quantifiable the price earnings multiple should approximate the growth rate.

--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      22


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                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis

Historical PEG Ratio Analysis (cont'd)

Historical PEG Ratio                              Average PEG Ratio
[GRAPHIC OMITTED]                                 [GRAPHIC OMITTED]


Source: FactSet







--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      23


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                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Comparable Public Company Analysis

Management Structure
----------------------------------------------------------------------------------------------------------------------------
                                                      Jaguar                Consolidated (1)            General (2)
----------------------------------------------------------------------------------------------------------------------------
Majority Owner                                 William Ziegler, III        Ronald O. Perelman      Cullman & Ernst Group
Economic Ownership                                       83%                        64%                       36%
Voting Ownership                                         98                         95                        60
----------------------------------------------------------------------------------------------------------------------------

Public Float
----------------------------------------------------------------------------------------------------------------------------
($ and shares in millions)                            Jaguar                Consolidated (1)            General (2)
----------------------------------------------------------------------------------------------------------------------------
Public Share Outstanding                                 5.8                       10.2                      12.0
Percent of Total Shares Outstanding                      17%                        34%                       45%
Market Value of Public Float (3)                        37.6                      123.3                     111.7
----------------------------------------------------------------------------------------------------------------------------

LTM Leverage and Coverage Ratios (4)
----------------------------------------------------------------------------------------------------------------------------
                                                      Jaguar                  Consolidated                General
----------------------------------------------------------------------------------------------------------------------------
Total Debt / EBITDA                                      1.4x                       2.4x                      1.2x
EBITDA / Net Interest Expense                            9.6                        8.1                      16.9
EBITDA - CapEx. / Net Interest Expense                   7.9                        7.6                      11.3
----------------------------------------------------------------------------------------------------------------------------

--------------
(1) Source: Consolidated Cigar Holdings Inc. Proxy dated May 12, 1998 and 10-Q dated October 3, 1998.
(2) Source: General Cigar Holdings, Inc. Proxy dated April 16, 1998 and 10-Q dated August 29, 1998.
(3) Based on stock prices as of December 4, 1998.
(4) Latest twelve month period ended September 30, 1998.

--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      24

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                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Comparable Public Company Analysis (cont'd) (1)

TEV/LTM Revenue Multiple Comparison
--------------------------------------------------------------------------------
                               (GRAPH DEPICTING)

                                  (Mean 1.55x)
Jaguar(2)  1.40x
CIG        1.98x
MPP        1.12x

--------------------------------------------------------------------------------

TEV/LTM EBITDA Multiple Comparison
--------------------------------------------------------------------------------
                               (GRAPH DEPICTING)

                                  (Mean 5.8x)
Jaguar(2)  5.2x
CIG        6.7x
MPP        5.0x

--------------------------------------------------------------------------------

EV/LTM Net Income Multiple Comparison
--------------------------------------------------------------------------------
                               (GRAPH DEPICTING)

                                  (Mean 7.9x)
Jaguar(2)  8.0x
CIG        8.5x
MPP        7.3x

--------------------------------------------------------------------------------


EV/1998 Net Income Multiple Comparison

--------------------------------------------------------------------------------
                               (GRAPH DEPICTING)

                                  (Mean 10.3x)
Jaguar(2)  8.9x
CIG        9.9x
MPP       10.7x

--------------------------------------------------------------------------------

--------------
(1) Based on stock prices as of December 4, 1998.
(2) Based on $8.50 per share offer and latest twelve month period ended September 30, 1998, adjusted to a 52 week year and excluding all one-time charges.

--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      25


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                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Comparable Public Company Analysis (cont'd) (1)


------------------------------------------------------------------------------------------------------------------
($ in millions)
                                                                           LTM    Total Enterprise Value Multiples
                          Total    Equity               LTM       LTM      Net    --------------------------------
                       Enterprise  Market     LTM      EBITDA    EBIT    Income        LTM      LTM     LTM
Company                   Value     Value   Revenue    Margin   Margin   Margin      Revenue  EBITDA    EBIT
------------------------------------------------------------------------------------------------------------------
Consolidated Cigar
   Holdings Inc.         $558.8  $  360.9 $  282.8    29.7%      26.8%   15.0%       1.98x     6.7x     7.4x
General Cigar
   Holdings, Inc.(3)      318.1     244.4    282.9    22.7       19.6    11.8        1.12      5.0      5.7

                         Mean                         26.2       23.2    13.4        1.55      5.8      6.6
                         High                         29.7       26.8    15.0        1.98      6.7      7.4
                         Low                          22.7       19.6    11.8        1.12      5.0      5.7

Jaguar (4)              $ 378.4  $  288.0 $  269.9    27.1%      24.8%   13.4%       1.40x     5.2x     5.7x

-----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
($ in millions)
                            Equity Market Value Multiples
                       ----------------------------------------------
                           LTM
Company                    Net   FYE 1998 FYE 1999 FYE 2000
                         Income   EPS (2)  EPS (2)  EPS (2)
---------------------------------------------------------------------

Consolidated Cigar
   Holdings Inc.         8.5x      9.9x     8.2x     7.7x
General Cigar
   Holdings, Inc.(3)     7.3      10.7      9.1      8.5

                         7.9      10.3      8.7      8.1
                         8.5      10.7      9.1      8.5
                         7.3       9.9      8.2      7.7

Jaguar (4)               8.0x      8.9x     8.5x     7.7x

--------------------------------------------------------------------

--------------
(1) Based on stock prices as of December 4, 1998.
(2) Based on First Call research earnings estimates.
(3) Pro Forma for Villazon acquisition.
(4) Based on $8.50 per share offer and latest twelve month period ended September 30, 1998, adjusted to a 52 week year and excluding all one-time charges. Forward earnings estimates based on Company estimates.

--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      26

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Summary Comparable Public Company Valuation (1)

EBITDA Multiple Analysis
--------------------------------------------------------------------------------
($ in millions except per share data)      Total Enterprise Value Multiples
                                     -------------------------------------------
                                          5.0x       5.5x       6.0x      6.5x
--------------------------------------------------------------------------------
LTM EBITDA (2)                       $   73.2   $   73.2   $   73.2  $   73.2
Implied Total Enterprise                366.0      402.6      439.2     475.8
Value
Implied Equity Value                    275.6      312.2      348.8     385.4
Implied Value per Share              $   8.13   $   9.21   $  10.29  $  11.37
--------------------------------------------------------------------------------

LTM Price to Earnings Multiples Analysis
-------------------------------------------------------------------------
($ in millions except per            Price to Earnings Multiples
share data)                   -------------------------------------------
                                7.0x       7.5x       8.0x      8.5x
-------------------------------------------------------------------------
Earnings Per Share (3)        $   1.06   $   1.06   $   1.06  $   1.06
Implied Equity Value             251.7      269.7      287.6     305.6
Implied Value per Share       $   7.43   $   7.96   $   8.49  $   9.02
-------------------------------------------------------------------------

1998E Price to Earnings Multiples Analysis
-------------------------------------------------------------------------
($ in millions except per            Price to Earnings Multiples
share data)                   -------------------------------------------
                                9.0x       9.5x      10.0x      10.5x
-------------------------------------------------------------------------
Earnings Per Share (3) (4)    $   0.96   $   0.96   $   0.96  $   0.96
Implied Equity Value             292.2      308.5      324.7     340.9
Implied Value per Share       $   8.63   $   9.10   $   9.58  $  10.06
-------------------------------------------------------------------------

1999P Price to Earnings Multiples Analysis
-------------------------------------------------------------------------
($ in millions except per            Price to Earnings Multiples
share data)                   -------------------------------------------
                                7.5x       8.0x       8.5x      9.0x
-------------------------------------------------------------------------
Earnings Per Share (4)        $   1.00   $   1.00   $   1.00  $   1.00
Implied Equity Value             254.1      271.0      288.0     304.9
Implied Value per Share       $   7.50   $   8.00   $   8.50  $   9.00
-------------------------------------------------------------------------

2000P Price to Earnings Multiples Analysis
-------------------------------------------------------------------------
($ in millions except per            Price to Earnings Multiples
share data)                   -------------------------------------------
                                7.0x       7.5x       8.0x      8.5x
-------------------------------------------------------------------------
Earnings Per Share (4)        $   1.11   $   1.11   $   1.11  $   1.11
Implied Equity Value             263.2      282.0      300.8     319.6
Implied Value per Share       $   7.77   $   8.33   $   8.88  $   9.44
-------------------------------------------------------------------------

Relevant per Share Value for Jaguar
-------------------------------------------------------------------------
($ per share)                                  Per Share Value
-------------------------------------------------------------------------
Valuation Range                            $   8.00   -    $   10.50
-------------------------------------------------------------------------

----------------
(1) Comparable Company Index includes: Consolidated Cigar Holdings Inc. and General Cigar Holdings, Inc.
(2) Latest twelve month period ended September 30, 1998.
(3) Excludes a one-time charge of $0.806 million pre-tax for closure of the COTABEX joint venture. Assumes 40% tax rate.
(4) Based on Company estimates.

--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      27

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis

------------------------------------------------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis                        |_| PaineWebber analyzed Jaguar's projected after-tax free cash flows through
                                                         December 31, 2005, based on the Company's estimates, utilizing a range of discount rates and terminal value multiples.
                                                     |_| PaineWebber assumed terminal value exit multiple ranges in December 2005 based on EBITDA and PE of 5.0x - 6.5x and 7.0x - 10.0x, respectively.
                                                     |_| PaineWebber assumed a discount rate range of 10.0% - 13.0%.
------------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      28

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis

Overview of Jaguar Projections
-------------------------------------------------------------------------------------------------------------------------------
                                         1998      1999        2000       2001        2002      2003       2004       2005
-------------------------------------------------------------------------------------------------------------------------------
Revenue
October 2, 1998                       $  273.2   $  284.1   $  295.4   $  307.6    $  320.7  $  334.7   $  349.8   $  365.9
November 12, 1998                        269.9      282.3      295.6      310.0       325.5     342.1      359.9      378.8
December 3, 1998                         266.8      289.3      299.2      314.0       330.0     347.1      365.5      385.0
-------------------------------------------------------------------------------------------------------------------------------
EBITDA (1)
October 2, 1998                       $   67.8   $   70.4   $   71.9   $   74.3    $   78.1  $   83.2   $   88.7   $   94.7
November 12, 1998                         67.2       69.8       79.0       83.8        90.4      98.0      106.2      115.1
December 3, 1998                          66.4       67.9       71.6       75.8        81.8      89.1       97.0      105.5
-------------------------------------------------------------------------------------------------------------------------------
After-Tax Unlevered Free Cash Flow
October 2, 1998                       $   23.4   $   34.7   $   35.4   $   36.0    $   36.6  $   38.0   $   39.5   $   41.2
November 12, 1998                         23.5       33.8       39.3       41.6        44.0      46.7       49.6       52.8
December 3, 1998                          24.4       27.3       36.1       36.4        38.3      40.5       43.0       45.6
-------------------------------------------------------------------------------------------------------------------------------
EPS (2)
October 2, 1998                       $   0.97    $  1.06    $  1.14    $  1.22     $  1.31   $  1.40    $  1.50    $  1.61
November 12, 1998                         0.96       1.05       1.26       1.37        1.49      1.62       1.76       1.91
December 3, 1998                          0.94       1.00       1.11       1.22        1.33      1.45       1.58       1.73
First Call Consensus Estimates        $   1.04    $  1.15    $  1.24
-------------------------------------------------------------------------------------------------------------------------------

--------------
(1) Management's estimated and projected EBITDA includes interest income and income from minority interests.
(2) Management's estimated 1998 Net Income includes a one-time charge of $0.806 million pre-tax for closure of the COTABEX joint venture.

--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      29

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Discounted Cash Flow Analysis (cont'd) (1)

---------------------------------------------------------------------------------------------------------------------------------
($ in millions)                                                  Fiscal Year Ended December 31,
                                      -------------------------------------------------------------------------------     6-Year
                                        1999       2000         2001        2002       2003         2004        2005       CAGR
---------------------------------------------------------------------------------------------------------------------------------
Revenue                               $  289.3    $  299.2    $  314.0    $  330.0    $  347.1    $  365.5    $  385.0      4.9%
     % Growth                              8.4%        3.4%        4.9%        5.1%        5.2%        5.3%        5.3%
EBITDA (2)                            $   67.4    $   70.9    $   74.6    $   78.9    $   83.5    $   88.6    $   94.0      5.7%
     % Margin                             23.3%       23.7%       23.8%       23.9%       24.1%       24.2%       24.4%
EBIT                                  $   60.4    $   63.6    $   66.9    $   70.6    $   74.8    $   79.3    $   84.3      5.7%
     % Margin                             20.9%       21.2%       21.3%       21.4%       21.5%       21.7%       21.9%
After-Tax Unlevered Free Cash Flow    $   27.3    $   36.1    $   36.4    $   38.3    $   40.5    $   43.0    $   45.6      8.9%
Depreciation & Amortization                7.0         7.4         7.7         8.2         8.8         9.3         9.8
Capital Expenditures                       7.7         7.5         8.0         8.5         9.0         9.5        10.0
---------------------------------------------------------------------------------------------------------------------------------


--------------
(1) Based on Company estimates.
(2) EBITDA restated to exclude interest income and income from minority interests.

--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      30

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------

Jaguar Valuation Analysis

--------------------------------------------------------------------------------

Discounted Cash Flow Analysis (cont'd)

Fully Diluted Equity Value Per Share (1)
--------------------------------------------------------------------------------------------------
($ in millions, except per share data)
                       EBITDA Exit Multiple                            P/E Exit Multiple
                ------------------------------------          ------------------------------------
Discount Rate     5.0x     5.5x     6.0x     6.5x              7.0x     8.0x     9.0x     10.0x
--------------------------------------------------------------------------------------------------
    10.0%       $ 10.49   $ 11.20  $ 11.91  $ 12.63           $  9.58  $ 10.47  $ 11.36  $ 12.24
    11.0%          9.87     10.54    11.20    11.87              9.01     9.85    10.68    11.51
    12.0%          9.28      9.91    10.54    11.17              8.48     9.27    10.05    10.83
    13.0%          8.74      9.33     9.92    10.51              7.99     8.72     9.46    10.19
--------------------------------------------------------------------------------------------------

Valuation Based on Discounted Cash Flow Analysis
--------------------------------------------------------------------------------------------------
($ in millions)
Terminal Value Basis                  Relevant Range                   Implied Value per Share
--------------------------------------------------------------------------------------------------
EBITDA Exit Multiple                5.5x     -      6.0x              $   9.91    -    $  11.20
P/E Exit Multiple                   8.0x     -      9.0x              $   9.27    -    $  10.68
                                                Valuation Range:      $   9.50    -    $  11.00
--------------------------------------------------------------------------------------------------


--------------
(1) Based on 33,878,300 shares outstanding as of September 30, 1998 and 1,884,580 shares issuable upon exercise of options at an average exercise price of $17.05.

--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      31

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------

Jaguar Valuation Analysis

--------------------------------------------------------------------------------

Minority Interest Buyout Analysis

------------------------------------------------------------------------------------------------------------------------------------
Minority Interest Buyout Analysis                    |_| PaineWebber analyzed the average historical stock price premiums paid in minority interest buyouts completed since 1987, 1993 and 1996.
                                                     |_| PaineWebber analyzed cash transactions greater than $10 million involving acquisitions of a remaining minority interest resulting in 100% shares owned.
                                                     |_| PaineWebber analyzed stock price premiums paid for target companies one day, one week and four weeks prior to announcement of the transaction.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      32

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Minority Interest Buyout Analysis (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Historical
                                                     Implied                         Premiums Paid
                          Jaguar        Offer         Offer     ------------------------------------------------------   Implied
Date                   Stock Price      Price        Premium      2 Year (2)     5 Year (3)   11 Year (4)     Average     Price
-----------------------------------------------------------------------------------------------------------------------------------
Current (12/4/98)        $  6.50      $   8.50         30.8%            -              -             -             -          -
One Day Prior               6.50          8.50         30.8          22.8%          21.9%         25.6%         23.4%   $  8.02
One Week Prior              6.38          8.50         33.3          25.3           24.7          26.1          25.4       8.00
Four Weeks Prior            6.75          8.50         25.9          30.0           29.2          29.2          29.5       8.74
-----------------------------------------------------------------------------------------------------------------------------------

2 Months Prior           $  5.94      $   8.50         43.1%
3 Months Prior              5.38          8.50         58.0
4 Months Prior              6.50          8.50         30.8
5 Months Prior              7.81          8.50          8.8
6 Months Prior              8.94          8.50         (4.9)

-----------------------------------------------------------------------------------------------------------------------------------

Relevant Per Share Valuation for Jaguar
--------------------------------------------------------------------------------
($ per share)                                Per Share Value
--------------------------------------------------------------------------------

Valuation Range                        $    8.00    -      $    9.00
--------------------------------------------------------------------------------

---------------
(1) Based on domestic acquisitions of minority remaining interest stock resulting in 100% shares owned after the transaction for cash transactions greater than $10 million. Source: Securities Data Corporation.
(2) Premium figures based on 19 completed transactions since November 1996.
(3) Premium figures based on 41 completed transactions since November 1993.
(4) Premium figures based on 86 completed transactions since November 1987.


--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      33

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------

Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Implied Share Price Based on Projected Earnings Per Share

--------------------------------------------------------------------------------
Implied Share Price Based on Projected    |_| Future stock prices at the end of
Earnings Per Share                            a given year were determined by
                                              using the projected earnings per
                                              share provided by Jaguar's
                                              management, multiplied by assumed
                                              forward price to earnings
                                              multiples.
                                          |_| The future stock prices were then
                                              discounted to reflect the implied
                                              present value of the stock price.
                                          |_| This analysis provides a range of
                                              present value per share equity
                                              valuations.

--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      34

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
-------------------------------------------------------------------------------

Implied Share Price Based on Projected Earnings Per Share

Jaguar:  Stock Price Based on Forward Projected EPS
and Hypothetical Earnings Multiples (1)
--------------------------------------------------------------------------------
Fiscal Year:                                        1999                  2000
Assumed EPS:                                    $    1.00            $     1.11
--------------------------------------------------------------------------------
Assumed Forward EPS Multiples:
-----------------------------
7.0x                                            $    7.00            $     7.77
    Present Value Stock Price                        7.00                  7.13
7.5x                                                 7.50                  8.33
    Present Value Stock Price                        7.50                  7.64
8.0x                                                 8.00                  8.88
    Present Value Stock Price                        8.00                  8.15
8.5x                                                 8.50                  9.44
    Present Value Stock Price                        8.50                  8.66
9.0x                                                 9.00                  9.99
    Present Value Stock Price                        9.00                  9.17
9.5x                                                 9.50                 10.55
    Present Value Stock Price                        9.50                  9.67
10.0x                                               10.00                 11.10
    Present Value Stock Price                       10.00                 10.18
--------------------------------------------------------------------------------



--------------
(1) The discount rate used is 9% per annum. No change of control premium has been applied.


--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      35

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Leveraged Recapitalization Analysis

--------------------------------------------------------------------------------
Leveraged Recapitalization Analysis                  |_| Analyzes the potential
                                                         shareholder value
                                                         implications of a debt
                                                         financed special
                                                         dividend.
                                                     |_| Future stock prices at
                                                         the end of a given year
                                                         were determined by
                                                         using the projected
                                                         earnings per share
                                                         provided by Jaguar's
                                                         management, adjusted
                                                         for debt service,
                                                         multiplied by an
                                                         assumed forward price
                                                         earnings multiple.
                                                     |_| The future stock prices
                                                         were then discounted to
                                                         reflect the implied
                                                         present value stock
                                                         price.
                                                     |_| This analysis provides
                                                         a range of present
                                                         value per share equity
                                                         valuations.


--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      36

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Leveraged Recapitalization Analysis (1)


Leverage Assumptions
--------------------------------------------------------------------
($ in millions)
--------------------------------------------------------------------
Assumed Debt:
  Revolver                                         $   63.4
  Term Loan                                            75.0
  Senior Subordinate Notes                            125.0
                                                   --------
    Total                                          $  263.4
--------------------------------------------------------------------
Total Debt / EBITDA                                     3.9x
Senior Subordinated Notes / EBITDA                      1.9
--------------------------------------------------------------------


Other Assumptions
--------------------------------------------------------------------
($ in millions)
--------------------------------------------------------------------
Minimum Cash Balance                               $    5.0
Financing Expense                                      10.0
Amortization Period                                 5 Years
--------------------------------------------------------------------


Rate Assumptions
--------------------------------------------------------------------
                                                 Interest Rate
--------------------------------------------------------------------
Assumed Debt:
  Revolver                                            7.5%
  Term Loan                                           7.5
  Senior Subordinate Notes                           10.0
--------------------------------------------------------------------
Tax Rate                                             39.0%
Discount Rate                                        12.0
--------------------------------------------------------------------


Special Dividend
--------------------------------------------------------------------
($ in millions)
--------------------------------------------------------------------
Proceeds from Issuance of Debt                     $  169.4
Shares Outstanding                                     33.9
                                                   --------
Special Dividend                                   $   5.00
--------------------------------------------------------------------

--------------
(1) Assumes no excess cash and no interest on cash balance.

--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      37

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------


Jaguar Valuation Analysis
--------------------------------------------------------------------------------

Leveraged Recapitalization Analysis (cont'd)

--------------------------------------------------------------------------------
Fiscal Year:                                        1999                  2000
Assumed EPS:                                    $    0.64            $     0.72
--------------------------------------------------------------------------------
Assumed Forward EPS Multiples:
7.0x                                            $    4.50            $     5.03
    Present Value Stock Price                        4.50                  4.49
    PV Stock Price + Dividend                        9.50                  9.49
7.5x                                                 4.83                  5.38
    Present Value Stock Price                        4.83                  4.81
    PV Stock Price + Dividend                        9.83                  9.81
8.0x                                                 5.15                  5.74
    Present Value Stock Price                        5.15                  5.13
    PV Stock Price + Dividend                       10.15                 10.13
8.5x                                                 5.47                  6.10
    Present Value Stock Price                        5.47                  5.45
    PV Stock Price + Dividend                       10.47                 10.45
9.0x                                                 5.79                  6.46
    Present Value Stock Price                        5.79                  5.77
    PV Stock Price + Dividend                       10.79                 10.77
9.5x                                                 6.11                  6.82
    Present Value Stock Price                        6.11                  6.09
    PV Stock Price + Dividend                       11.11                 11.09
10.0x                                                6.43                  7.18
    Present Value Stock Price                        6.43                  6.41
    PV Stock Price + Dividend                       11.44                 11.41


--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      38

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------



Exhibit I


Description of Comparable Companies







--------------------------------------------------------------------------------
PaineWebber Incorporated                                                      39

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------


Description of Comparable Companies
 -------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Company                                     Description
--------------------------------------------------------------------------------
 Consolidated Cigar Holdings Inc.            Consolidated Cigar is the largest
                                             manufacturer and marketer of cigars
                                             sold in the United States in terms
                                             of dollar sales, with a 1997 market
                                             share of approximately 24%. It
                                             competes in premium, mass market
                                             large and mass market little cigar
                                             markets. It is also the largest
                                             supplier of private label and
                                             branded generic pipe tobacco to
                                             mass market retailers. Public since
                                             August 1996, Ronald O. Perelman
                                             controls approximately 63% of the
                                             company.
--------------------------------------------------------------------------------
General Cigar Holdings, Inc.                 General Cigar is the largest
                                             manufacturer and marketer in the
                                             U.S. in both units and dollar sales
                                             of brand name premium cigars. It
                                             competes in the premium and mass
                                             market large cigar markets. Some of
                                             its most popular brands include
                                             Macanudo, Partagas, Temple Hall and
                                             Garcia y Vega. General Cigar also
                                             sells disposable lighters and
                                             operates Club Macanudo, a cigar bar
                                             located in New York City and
                                             Chicago.

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PaineWebber Incorporated                                                      40

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                                                                  Project Jaguar
--------------------------------------------------------------------------------



Exhibit II


Discounted Cash Flow Analysis








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PaineWebber Incorporated                                                      41

--------------------------------------------------------------------------------
                                                                    Confidential
--------------------------------------------------------------------------------



Project Jaguar




PRESENTATION TO THE SPECIAL COMMITTEE







December 9, 1998

--------------------------------------------------------------------------------
                                                                    Confidential
--------------------------------------------------------------------------------


Transaction Summary
--------------------------------------------------------------------------------

Implied Jaguar Valuation

Calculation of Transaction Value
-----------------------------------------------------------------------
(in millions, except per share data)
-----------------------------------------------------------------------
Offer Price Per Share                                   $  9.50
Jaguar Shares Outstanding (1)(2)                           33.9
                                                        -------
     Implied Value of Common                              321.8
Value of Options (Treasury Method) (3)                      0.0
                                                        -------
     Equity Value (EV)                                  $ 321.8
Plus:  Total Debt (1)                                     103.6
Less:  Cash and Equivalents (1)                            (1.4)
Less:  Unconsolidated Investments (1)                     (11.7)
                                                        -------
     Total Enterprise Value (TEV)                       $ 412.3
                                                        =======

Implied Jaguar Transaction Multiples
------------------------------------------------------------------------
($ in millions)                          Measure          Multiple
------------------------------------------------------------------------
TEV / LTM Revenue (4)                    $ 269.9            1.53x
TEV / LTM EBITDA (4)                        73.2             5.6
------------------------------------------------------------------------
EV / LTM Net Income (4)(5)                  36.1             8.9
EV / 1998E Net Income (5)                   32.5             9.9
EV / 1999P Net Income                       34.0             9.5
------------------------------------------------------------------------


Abbreviation Key
------------------------------------------------------------------------
Abbreviation      Explanation
------------------------------------------------------------------------
EV                Equity Value
TEV               Total Enterprise Value
EBITDA            Earnings before Interest expense, Income taxes,
                  Depreciation and Amortization
EBIT              Earnings before Interest expense and Income taxes
LTM               Latest Twelve Months
------------------------------------------------------------------------


Implied Value of Class A Shares
------------------------------------------------------------------------
($ in millions, except per share data)
------------------------------------------------------------------------
Offer Price Per Share                                    $  9.50
Class A Shares Outstanding (1)                               5.8
                                                         -------
Implied Value                                            $  54.9
                                                         =======
------------------------------------------------------------------------


Selected Jaguar Stock Prices
----------------------------------------------------------------------
                               Jaguar Price      Implied Premium (6)
----------------------------------------------------------------------
Current Price (12/8/98)            $  6.81                39.4%
----------------------------------------------------------------------
Average Prices:
         30 day prior                 6.27                48.3
         60 day prior                 5.87                54.7
         90 day prior                 5.78                62.9
----------------------------------------------------------------------
52 Week High (1/2/98)                17.63               (46.1)
52 Week Low (10/12/98)                4.38               117.1
----------------------------------------------------------------------

---------------
(1) As of September 30, 1998.
(2) Includes Class A and Class B shares.
(3) Based on 1,884,580 options outstanding at a weighted average price of $17.05.
(4) Latest twelve month period ended September 30, 1998. Excludes all non-recurring items.
(5) Excludes a one-time charge of $0.806 million pre-tax for closure of the COTABEX joint venture. Assumes 40% tax rate.
(6) Based on $9.50 offer price.


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PaineWebber Incorporated                                                       1

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------

Jaguar Valuation Analysis

--------------------------------------------------------------------------------

Summary of Valuation Parameters

Equity Value Per Share Valuation Range


                              (Graphic Depicting)


(Initial Newco offer at $8.50 per share)


(Revised Newco offer at $9.50 per share)


Comparable Public Company Analysis      $8.00 - $10.50 Price per Share

Discounted Cash Flow Analysis           $9.50 - $11.00 Price per Share

Minority Interest Buyout Analysis       $8.00 - $ 9.00 Price per Share

Implied Share Price Based on
   Projected Earnings Per Share         $8.00 - $10.00 Price per Share

Leveraged Recapitalization Analysis     $9.50 - $11.50 Price per Share


--------------------------------------------------------------------------------
PaineWebber Incorporated                                                       2

--------------------------------------------------------------------------------
                                                                  Project Jaguar
--------------------------------------------------------------------------------

Jaguar Valuation Analysis

Implied Multiple Analysis (1)
------------------------------------------------------------------------------------------------------------------------------------
($ in millions, except per share data)            Initial                          Purchase Price Per Share
                                                Offer Price ------------------------------------------------------------------------
                                      Variables   $ 8.50     $ 8.75     $ 9.00      $ 9.25        $ 9.50        $ 9.75      $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Premium Over Initial Offer Price                                2.9%       5.9%        8.8%         11.8%         14.7%       17.6%
Equity Market Value (EV)                          $288.0     $296.4     $304.9      $313.4        $321.8        $330.3      $338.8
Total Enterprise Value (TEV)                       378.4      386.9      395.4       403.9         412.3         420.8       429.3
------------------------------------------------------------------------------------------------------------------------------------
TEV/LTM Revenue (2)                    $269.9       1.40x      1.43x      1.46x       1.50x         1.53x         1.56x       1.59x
TEV/1998E Revenue                       266.8       1.42       1.45       1.48        1.51          1.55          1.58        1.61
TEV/1999P Revenue                       289.3       1.31       1.34       1.37        1.40          1.43          1.45        1.48
TEV/2000P Revenue                       299.2       1.26       1.29       1.32        1.35          1.38          1.41        1.43
------------------------------------------------------------------------------------------------------------------------------------
TEV/LTM EBITDA (2)                     $ 73.2        5.2x       5.3x       5.4x        5.5x          5.6x          5.7x        5.9x
TEV/1998E EBITDA                         66.3        5.7        5.8        6.0         6.1           6.2           6.3         6.5
TEV/1999P EBITDA                         67.4        5.6        5.7        5.9         6.0           6.1           6.2         6.4
TEV/2000P EBITDA                         70.9        5.3        5.5        5.6         5.7           5.8           5.9         6.1
------------------------------------------------------------------------------------------------------------------------------------
Equity Value per Share/LTM EPS (2)(3)  $ 1.06        8.0x       8.3x       8.5x        8.7x          8.9x          9.2x        9.4x
Equity Value per Share/1998E EPS (3)     0.96        8.9        9.1        9.4         9.7           9.9          10.2        10.4
Equity Value per Share/1999P EPS         1.00        8.5        8.8        9.0         9.3           9.5           9.8        10.0
Equity Value per Share/2000P EPS         1.11        7.7        7.9        8.1         8.3           8.6           8.8         9.0
------------------------------------------------------------------------------------------------------------------------------------

---------------
(1) Estimated and projected variables are based on the Companys forecasts. Excludes all non-recurring items.
(2) Latest twelve month period ended September 30, 1998.
(3) Excludes a one-time charge of $0.806 million pre-tax for closure of the COTABEX joint venture. Assumes 40% tax rate.


--------------------------------------------------------------------------------
PaineWebber Incorporated                                                       3